UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         Date of Report: August 10, 2004

                          Apollo Investment Corporation
                          -----------------------------
             (Exact name of registrant as specified in its charter)

          Maryland                   333-112591                  52-2439556
----------------------------         ----------              -------------------
(State or other jurisdiction         Commission                 (IRS Employer
      of incorporation)             File Number)             Identification No.)



    9 West 57th Street, 43rd Floor, New York, NY                      10019
-----------------------------------------------------               ----------
     (Address of principal executive offices)                       (Zip Code)


         Registrant's telephone number, including area code 212-515-3200
   --------------------------------------------------------------------------
        (Former address: 1301 Avenue of the Americas, New York, NY 10019)

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Item 12. Results of Operations and Financial Condition

     The following press release was issued by Apollo Investment Corporation on August 10, 2004:

     Apollo Investment Corporation Announces June 30, 2004 Financial Results


    NEW YORK--(PR Newswire)--August 10, 2004--Apollo Investment Corporation (NASDAQ: AINV) today announced financial results for its first fiscal quarter ended June 30, 2004. AINV commenced operations on April 8, 2004 after closing its initial public offering of 62,000,000 shares of common stock at $15.00 per share. After deducting underwriting discounts, commissions and offering expenses, AINV received net proceeds of $870.15 million or $14.035 per share. At June 30, 2004, our net asset value was $14.05 per share. The primary purpose of the initial public offering was to obtain capital with which to invest primarily in mezzanine loans, senior secured loans and equity investments in U.S. middle-market companies. At June 30, 2004, we have invested approximately $243 million or 28% of our initial net proceeds consistent with our investment objectives and business plan.


Highlights:

Stockholders' Equity:  $871 million

Net Asset Value per share:  $14.05

Operating Results (in thousands):
Net increase in stockholders' equity from operations:  $863
Net operating loss:  $1,477
Net unrealized appreciation:  $2,340

Portfolio Activity:
Cost of investments made during period: $243 million
Number of portfolio companies at June 30, 2004:  12


Portfolio and Investment Activity

     We completed our first quarter of operations on June 30, 2004 with our portfolio invested 21.0% in bank debt/senior secured debt, 6.4% in corporate notes/subordinated debt and 72.6% in cash equivalents. At June 30, 2004, the weighted average yield of our investments (excluding cash equivalents) was 7.35%. The weighted average yield on our bank debt/senior secured debt was 6.3% as our first lien debt averaged 5.0% and our second lien debt averaged 8.4%. The weighted average yield of our corporate notes/subordinated debt was 10.6%. Computed yields use interest rates as of the balance sheet date and include amortization of loan origination fees, original issue discount and market premium or discount, weighted by their respective costs when averaged.

Operating Results

Investment income was modest during our initial quarter of operations as it largely reflected income generated from invested cash and cash equivalents. Investment income totaled $3.81 million for the period with $1.63 million attributable to cash equivalents and $2.18 million attributable to our investments. Operating expenses for the period was $5.28 million and included investment advisory and management fees, insurance expenses, administrative services fees, professional fees, directors' fees and other general and administrative expenses. It also included a non-recurring charge of approximately $252,000 in expenses related to the organization of the Company. The resultant net operating loss was $1.48 million. At June 30, 2004, our portfolio had net unrealized appreciation of $2.34 million. Overall, AINV had a net increase in stockholders' equity of $0.86 million or $0.014 per share.

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Dividends to Stockholders

We are pleased to report that AINV anticipates declaring and paying its first quarterly dividend to stockholders in September 2004. Initial dividends are expected to be nominal and increase during the ramp-up period as investments are made.

Conference Call at 11:00 a.m. ET on August 10, 2004

     The company will host a conference call at 11:00 a.m. (ET) today to discuss first fiscal quarter financial results. All interested parties are welcome to participate. You can access the conference call by dialing (800) 475-2151 approximately 5-10 minutes prior to the call. International callers should dial
(212) 931-9773. All callers should reference "Apollo Investment Corporation". An archived replay of the call will be available through August 24, 2004 by calling
(877) 519-4471. International callers please dial (973) 341-3080. For all replay, please reference pin # 5028829.


BALANCE SHEET
(in thousands, except per share amounts)

                                                                                     June 30, 2004
                                                                                       (unaudited)
Assets
Cash                                                                                   $     374
Cash equivalents, at fair value (cost - $649,033)                                        648,758
Investments, at fair value (cost - $242,806)                                             245,421
Interest receivable                                                                        1,953
Other assets                                                                               1,377
                                                                                       ---------
      Total assets                                                                     $ 897,883

Liabilities
Payable for investments purchased                                                      $  25,000
Management fee payable                                                                     1,446
Accrued expenses                                                                             420
                                                                                       ---------
         Total liabilities                                                             $  26,866

Stockholders' Equity
Common stock, par value $.001 per share, 100,000,000 common shares authorized,
   62,000,100 issued and outstanding                                                   $      62
Paid-in capital in excess of par                                                         870,092
Accumulated net investment loss                                                           (1,477)
Net unrealized appreciation                                                                2,340
                                                                                       ---------
     Total stockholders' equity                                                        $ 871,017

     Total liabilities and stockholders' equity                                        $ 897,883

STATEMENT OF OPERATIONS
(in thousands, except per share amounts)

                                                                For the period April 8, 2004
                                                                (commencement of operations)
                                                                     through June 30,2004
                                                                     --------------------
OPERATING INCOME
      Interest income                                                      $ 3,805
      Other income                                                               2
                                                                           -------
             Total operating income                                          3,807

OPERATING EXPENSES
     Management fees                                                       $ 4,013
     Insurance expenses                                                        369
     General and administrative expenses                                       902
                                                                           -------
             Total operating expenses                                        5,284
                                                                           -------
Net operating loss before investment gains and losses                      ($1,477)
Net unrealized appreciation                                                  2,340
                                                                           -------

   Net increase in stockholders' equity resulting from operations          $   863

Earnings per common share                                                    0.014


PER SHARE DATA
                                                                For the period April 8, 2004
                                                                (commencement of operations)
                                                                     through June 30,2004
                                                                     --------------------
Net asset value, beginning of period                                       $ 14.06

Costs related to the initial public offering                                 (0.03)
                                                                           -------
      Net asset value after offering costs                                   14.03
                                                                           -------
Net investment loss                                                          (0.02)

Net unrealized appreciation                                                   0.04
                                                                           -------
        Net increase in stockholders' equity resulting from operations        0.02
                                                                           -------
Net asset value, end of period                                             $ 14.05
                                                                           -------


About Apollo Investment Corporation

     Apollo Investment Corporation is a closed-end investment company that has elected to be treated as a business development company under the Investment Company Act of 1940. The Company's investment portfolio will be principally in middle-market private companies. From time to time, the Company may also invest in public companies that are not thinly traded. The Company expects to primarily invest in senior secured loans and

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mezzanine loans in furtherance of its business plan and may receive equity investments in investee companies in connection with such investments. Apollo Investment Corporation is managed by Apollo Investment Management, L.P., an affiliate of Apollo Management, L.P., a leading private equity investor.

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve risks and uncertainties, including, but not limited to, statements as to our future operating results; our business prospects and the prospects of our portfolio companies; the impact of investments that we expect to make; the dependence of our future success on the general economy and its impact on the industries in which we invest; the ability of our portfolio companies to achieve their objectives; our expected financings and investments; the adequacy of our cash resources and working capital; and the timing of cash flows, if any, from the operations of our portfolio companies.

We may use words such as "anticipates," "believes," "expects," "intends", "will", "should," "may" and similar expressions to identify forward-looking statements. Such statements are based on currently available operating, financial and competitive information and are subject to various risks and uncertainties that could cause actual results to differ materially from our historical experience and our present expectations. Undue reliance should not be placed on such forward-looking statements as such statements speak only as of the date on which they are made. We do not undertake to update our forward-looking statements unless required by law.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Apollo Investment Corporation

                                            /s/ Richard Peteka
                                        ------------------------------
                                               (Signature)
Date: August 10, 2004
                                        By:  Richard Peteka
                                        Title: Chief Financial Officer